Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 4 dated August 6, 2020

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

About our Adviser

The Adviser was formed on March 25, 2015 and is a registered investment adviser. In addition to advising us, the Adviser currently manages, and in the past has managed, a series of private investment vehicles (the Private Funds”). Through July 31, 2020, such Private Funds have invested approximately $1.1 billion in investments of the type we intend to target, and have distributed back to investors approximately $630 million in principal and interest, and such Private Funds have an aggregate of approximately $537.45 million in total assets as of July 31, 2020. As of July 31, 2020, such Private Funds acquired or funded more than 180 portfolio securities in separate transactions, of which 113 have been redeemed and/or matured. The Adviser, through the Company and the Private Funds it manages, provides access to asset-based investments historically unavailable to most individual investors. YieldStreet, Inc., the Adviser’s parent, has approximately 230,000 members registered on its digital platform.

About the Company’s Stockholders

As of August 6, 2020, there are more than 840 unique stockholders that have purchased our shares, with the average investment slightly over $30,000.

DISTRIBUTIONS

On May 19, 2020, our board of directors authorized, and we declared, a distribution to stockholders in the amount of $0.1750 per share to be paid on September 14, 2020 to stockholders of record as of September 10, 2020, which we refer to as the “Record Date.” We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.

Weighted Average Portfolio Yield

As of July 31, 2020, the weighted average yield of our assets, excluding cash and cash equivalents, was 9.18%. The weighted average yield was determined by computing the average yield on our investment portfolio, excluding cash and cash equivalents, weighted for the size of each portfolio investment.

FEES AND EXPENSES

Since the Company filed its Prospectus dated May 11, 2020, market conditions within the credit markets have continued to change. As a result of the continued change in market conditions, and our current investment strategy, we do not intend to use any leverage for our portfolio Investments for the next twelve (12) months following August 6, 2020, the date of this supplement.

Based on the above the “FEES AND EXPENSES” section of Prospectus is hereby amended and restated in its entirety as follows:

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “YieldStreet Prism Fund Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)(1)

Sales Load(2)	—
Offering expenses(3)	0.80%
Distribution reinvestment plan fees(4)	—
Total stockholder transaction expenses	0.80%

Annual expenses (as a percentage of average net assets attributable to shares)(1)

Management Fee(5)	1.00%
Interest payments on borrowed funds(6)	—
Other expenses(7)	0.50%
Total Annual Expenses	1.50%

Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.00% annual return:(1)(6)	$23	$54	$88	$183

(1) Amount assumes that we sell $250 million worth of our shares during the following twelve months, that our net offering proceeds from such sales equal $248 million, that our average net assets during such period equal one-half of the net offering proceeds, or $124 million, and that we utilize no leverage on our portfolio. Actual expenses will depend on the number of shares we sell in this offering. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $250 million worth of our shares during the following twelve months.

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(2) This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions, including any 12b-1 fees, charged in connection with the sale of the shares offered pursuant to this prospectus. See “Plan of Distribution.”

(3) Amount reflects maximum offering expenses to be paid by us of up to $2 million if we raise $250 million in gross proceeds. If we sell the maximum number of shares, we estimate we will incur offering expenses of 0.20% of gross offering proceeds. For the avoidance of doubt, the aggregate amount of organizational and offering expenses that may be reimbursed to the Administrator and the Adviser, will be subject to the expense reimbursement limitation described below. See “Administration Agreement.”

(4) The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”

(5) Includes the Adviser Management Fees. The Adviser Management Fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 1.00% of the average of our net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters.

(6) We do not currently intend to borrow any funds to make Investments for twelve (12) months following August 6, 2020, the date of this supplement.. The figure in the table assumes that we do not intend to use any leverage for our portfolio Investments for twelve (12) months from the date of this supplement.

(7) Pursuant to our Administration Agreement, our Administrator has agreed to provide or arrange for the provision of the facilities and administrative services necessary for us to operate. For providing these facilities and services to us, we have agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to us. In addition, we will reimburse any affiliate of the Administrator (including the Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement. We will bear all fees, costs and expenses incurred in connection with our operation, administration and transactions and that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator) pursuant to the Advisory Agreement. The aggregate amount of fees, costs and expenses that may be reimbursed by us to the Administrator pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized) of our net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by us during such calendar quarter, but excluding non-administrative expenses incurred by us, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter. For purposes of the calculations above, we have assumed that we will incur approximately $2 million of additional operating expenses during the following twelve months not otherwise subject to the expense reimbursement limitation under our Administration Agreement.

The example in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. The foregoing table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.00% annual return, our performance will vary and may result in a return greater or less than 5.00%. While the example assumes reinvestment of all distributions at net asset value, we generally intend that participants in our distribution reinvestment plan during this offering will receive a number of our shares determined by dividing the total dollar amount of the distribution payable to a participant by a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

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Current Investment Portfolio

Our current portfolio of investments as of July 31, 2020 (Unaudited)1 is set forth below:

		Reference Rate	Maturity	Par
	Rate	& Spread	Date	Amount	Value
CORPORATE PREFERRED BONDS – 11.01%
Preferred – 11.01%
BNY Mellon Preferred(d)	4.70%	4.70%	12/31/2049	$940,000	$1,020,163
JP Morgan Preferred(d)	4.60%	4.60%	12/31/2049	940,000	910,719
State Street Preferred(d)	5.63%	5.63%	12/31/2049	940,000	936,570
Total Preferred				2,820,000	2,867,452

Total Corporate Preferred Bonds (Cost $2,744,800)				2,820,000	2,867,452

FIRST LIEN SENIOR SECURED TERM LOANS – 39.93%
Art – 12.00%
Ostillo Delaware, LLC(a)(e)	8.25%	3M US L + 6.50%	03/17/2023	$3,125,000	$3,125,000
Ostillo Delaware, LLC(b)(e)	1.00%	1.00%	08/31/2020	1,050,000	–
Total Art				4,175,000	3,125,000

Commercial Real Estate – 11.51%
iBorrow(a)(e)	8.75%	8.75%	03/23/2022	$3,000,000	$3,000,000
Total CRE				3,000,000	3,000,000

Legal – 10.75%
BWA20C(a)(e)	14.00%	14.00%	10/15/2025	$2,800,000	$2,800,000
Total Legal				2,800,000	2,800,000

Private Business Credit– 5.67%
LH Model Three LLC (a)(f)	8.99%	8.99%	01/01/2022	$1,477,171	$1,477,171
Total Legal				1,477,171	1,477,171

Total First Lien Senior Secured Term Loans (Cost $10,402,171)				11,452,171	10,402,171

MEZZANINE DEBT – 1.75%
Small Business – 1.75%
CRA FUNDING II, LLC (a)(f)	13.50%	13.50%	07/01/2024	$457,883	$457,883
Total Small Business				457,883	457,883

Total Mezzanine Debt (Cost $457,883)				457,883	457,883

1 The tabular disclosure regarding portfolio investments set forth above has been prepared by the Adviser based upon the best information available to it at the time of such preparation. Actual returns on Investments, and the value of Investments made by the Company, which are published in the Company’s Annual Report on Form N-CSR may vary from those presented in the above tabular disclosure. The above tabular disclosure is intended to provide a pro forma current portfolio of the Company and is not based on any final prepared financial statements. In addition, there have been no external valuations of the fair value of the Investments in accordance with ASC Topic 820-Fair Value Measurement, and the Company’s Board of Directors has not established any fair value of the Investments since June 30, 2020.

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	7-Day Yield	Shares
CASH AND MONEY MARKET MUTUAL FUNDS– 47.43%
Cash		$12,349,859	$12,349,859
GS Financial Square Federal Instruments Fund	0.09%	6,250	6,250
Total Money Market Mutual Funds (Cost $12,356,109)		12,356,109	12,356,109

Total Investments – 100.12% (Cost $25,960,963)			$26,083,615
Liabilities in Excess of Other Assets - (0.12)%			(32,288)
Net Assets - 100.00%			$26,051,327

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)	This investment has an unfunded commitment as of July 31, 2020. The rate associated with undrawn committed delayed draw term loans represent rates for commitment and unused fees.
(c)	Non-income producing investment, the rate disclosed is the rate paid in kind.
(d)	These investments have no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Reflects fair value as determined by the Board of Directors as of June 30, 2020.
(f)	Reflects cost, as the investment was acquired subsequent to June 30, 2020.

A brief description of an additional Investment we purchased on July 31, 2020 is set forth below:

Private Business Credit. Arthur Rutenberg Homes (“AR Homes”) is one of the largest networks of independently owned and operated homebuilding companies in the United States. Lyons Housing LLC (“Lyons”) is one of AR Homes oldest and largest franchisees. Lyons has built a model home (the “Model Home”) located in Miromar Lakes, Florida that is a 4,190 square foot, fully furnished home with three bedrooms and 3.5 bathrooms on a 0.28 acre lot. The asking price of the Model Home is $2,389,000 fully furnished, and the appraised value based on an appraisal as of July 27, 2020, is $2,200,000.

The Company acquired a secured note, through an assignment thereof, with a first mortgage in the amount of $1,477,171 on the Model Home. The borrower under the note is LH Model Three, LLC, a Delaware limited liability company. The secured note matures on the earlier of the sale of the Model Home to an end user buyer or January 1, 2022, and has an interest-only interest rate equal to 8.99% per annum, computed on a 30/360 basis. The secured note would equate to a 67.1% LTV based on the most recent $2,200,000 appraised value of the Model Home.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Wilmington Savings Fund Society, FSB (“WSFS”) serves as custodian of our assets pursuant to a custody agreement (the “Custody Agreement”). The address of the custodian is:  500 Delaware Avenue, 11th Floor, Wilmington, DE 19801.

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